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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 15, 2000

                                   ETOYS INC.
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               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                   000-25709                    95-4633006
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
       of Incorporation)            File Number)            Identification No.)

12200 W. OLYMPIC BLVD., LOS ANGELES, CALIFORNIA                      90064
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  (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (310) 998-6000
                                                     ---------------------------


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(Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

     On December 15, 2000, the Company issued a press release pertaining to its estimated results of operations for its fiscal third quarter ending December 31, 2000, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

     99.1 Press release of eToys Inc. issued December 15, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            eToys Inc.
                                            (Registrant)


DATE: December 15, 2000                     By: /s/ STEVEN J. SCHOCH
                                                --------------------
                                            Name:  Steven J. Schoch
                                            Title: Executive Vice President and
                                                   Chief Financial Officer